Exhibit 24.1

Powers of Attorney
of
Executive Officers and Directors
of
Park National Corporation

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder and David L. Trautman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23 day of April, 2013.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Matthew R. Miller
Matthew R. Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22 day of April, 2013.

/s/ Donna M. Alvarado
Donna M. Alvarado

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22 day of April, 2013.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Harry O. Egger
Harry O. Egger

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 2013.

/s/ William T. McConnell
William T. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Dr. Charles W. Noble, Sr.
Dr. Charles W. Noble, Sr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ John J. O'Neill
John J. O'Neill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Robert E. O'Neill
Robert E. O'Neill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of April, 2013.

/s/ Sarah Reese Wallace
Sarah Reese Wallace

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Park National Corporation 2013 Long-Term Incentive Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2013.

/s/ Leon Zazworsky
Leon Zazworsky